SECURITIES AND EXCHANGE COMMISSION


                             Washington, DC 20549






                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         March 14, 2000


                        ACETO CORPORATION
              (Exact name of registrant as specified in charter)


New York                      0-4217                  11-1720520
(State or other        (Commission File Number)      IRS Employer
jurisdiction or                                    Identification No.)
incorporation)


One Hollow Lane, Lake Success, New York                     11042
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:   (516) 627-6000













Item 6.  Resignations of Registrant's Directors.

      On March 14, 2000, Aceto Corporation (the "Company") received a letter from Mr. Thomas L. Brunner ("Brunner"), wherein Brunner resigned as a director of the Company, effective immediately.

      Brunner's letter of resignation did not describe or refer to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

      A copy of Brunner's letter of resignation is attached hereto as Exhibit 17(b)(1).

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

                                   EXHIBITS

Exhibit 17(b)(1) Letter of resignation, of Thomas L. Brunner, dated March 14, 2000.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                ACETO CORPORATION
                                                (Registrant)

                                    BY:  /s/ Leonard Schwartz, Chairman
                                             of the Board of Directors

Dated:      March 16, 2000

Exhibit 17(b)(1)

March 14, 2000

Leonard Schwartz
Chairman of the Board
Aceto Corporation
1 Hollow Lane
Lake Success, New York 11042

Dear Mr. Schwartz:

I resign as a member of the board of directors of Aceto Corporation effective immediately.

/s/ Thomas L. Brunner